Filed Pursuant to 497(a)

File No. 333-229337

Rule 482ad

Oxford Square Capital Corp. Prices Public Offering

of $42.5 Million 6.25% Notes Due 2026

GREENWICH, CT – 03/27/2019 – Oxford Square Capital Corp. (NasdaqGS: OXSQ) (the “Company”) today announced that it has priced an underwritten public offering of $42.5 million in aggregate principal amount of 6.25% unsecured notes due 2026. The notes will mature on April 30, 2026, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2022. The notes will bear interest at a rate of 6.25% per year payable quarterly on January 31, April 30, July 31, and October 31 of each year, commencing July 31, 2019.

The offering is expected to close on April 3, 2019, subject to customary closing conditions. The Company has granted the underwriters an option to purchase up to an additional $6.375 million in aggregate principal amount of notes. The notes are expected to be listed on the NASDAQ Global Select Market and to trade thereon within 30 days of the original issue date under the trading symbol “OXSQZ”.

The Company expects to use the net proceeds from this offering to primarily fund investments in debt securities and CLO investments in accordance with its investment objective and for other general corporate purposes.  The Company may use a portion of the net proceeds from the offering to repay outstanding indebtedness under its existing credit facility.   As of March 25, 2019, the Company had $77.4 million of indebtedness outstanding under the credit facility. The notes have been rated “A-”* by Egan-Jones Ratings Company.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), and BB&T Capital markets, a division of BB&T Securities, LLC, are acting as joint book-running managers. B Riley FBR, Inc. and Incapital LLC are acting as lead managers and National Securities Corporation, a wholly owned subsidiary of National Holdings Inc. (NASDAQ:NHLD), is acting as co-manager.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541). The preliminary prospectus supplement, dated March 26, 2019, and accompanying prospectus, dated March 25, 2019, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

About Oxford Square Capital Corp.

Oxford Square Capital Corp. is a publicly-traded business development company principally investing in syndicated bank loans and debt and equity tranches of collateralized loan obligation (“CLO”) vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Bruce Rubin

203-983-5280